Prospectus and Summary
Prospectus Supplement

August 31, 2020

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 31, 2020 to the Morgan Stanley Institutional Fund, Inc. Prospectus and Summary Prospectus dated April 30, 2020, as amended May 11, 2020

Global Opportunity Portfolio (the "Portfolio")

Effective at the close of business on December 31, 2020, the Portfolio will suspend offering Class I, Class A, Class C, Class IR and Class IS shares of the Portfolio to new investors, except as follows. The Portfolio will continue to offer Class I, Class A, Class C, Class IR and Class IS shares of the Portfolio: (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisors who currently offer shares of the Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Portfolio will continue to offer Class I, Class A, Class C, Class IR and Class IS shares of the Portfolio to existing shareholders. The Portfolio may recommence offering Class I, Class A, Class C, Class IR and Class IS shares of the Portfolio to new investors in the future. Any such offerings of the Portfolio's Class I, Class A, Class C, Class IR and Class IS shares may be limited in amount and may commence and terminate without any prior notice.

The Portfolio has suspended offering Class L shares to all investors. Class L shareholders of the Portfolio do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

Please retain this supplement for future reference.

  IFIGOPSUMPROSPT 8/20